Exhibit 99.3


                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES

               INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS





                                                                         PAGE(S)
                                                                         -------
Introduction to Unaudited Pro Forma Condensed Consolidated
  Financial Statements                                                      1
Balance Sheet - December 31, 2007 Unaudited                                 2
Statement of Income for the year ended December 31, 2007 Unaudited          3
Notes to Financial Statements Unaudited                                     5

                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES
           INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


Pursuant to the Share Exchange Agreement (the "Agreement"), dated as of March 31, 2008, by and among Sino Shipping Holdings Inc. (formerly Dalkeith Investments, Inc.), a Delaware corporation ("Sino Shipping"), Yongchen International Shipping Limited, a company incorporated in Hong Kong ("Yongchen"), Hengzhou International Shipping Limited, a company incorporated in Hong Kong ("Hengzhou"), Yongzheng International Marine Holdings Co., Ltd., a British Virgin Islands company ("Yongzheng"), and the other parties named therein, Sino Shipping acquired 22,786,00 shares of Yongchen common stock representing 100% of the issued and outstanding common stock of Yongchen, and 89,710,000 shares of Hengzhou common stock representing 100% of the issued and outstanding common stock of Hengzhou, in exchange for 24,525,994 shares of common stock of the Company issued to shareholders of Yongchen and Hengzhou or their designees.

As a result of the Share Exchange, Yongchen and Hengzhou became a wholly-owned subsidiaries of Sino Shipping, and Yongzheng became the controlling shareholder of Sino Shipping.

The following unaudited pro forma consolidated financial statements give effect to the acquisition by Sino Shipping of Yongchen and Hengzhou to be accounted for as a purchase of which the reverse takeover accounting is adopted. The unaudited pro forma consolidated financial statements are derived from the historical financial statements of Sino Shipping, Yongchen and Hengzhou.

The unaudited pro forma consolidated balance sheet gives effect to the acquisition as if it had occurred on December 31, 2007. The unaudited pro forma consolidated statement of operations gives effect to the acquisition as if it had occurred on January 1, 2007 for Sino Shipping, Yongchen and Hengzhou. The pro forma adjustments are based on certain assumptions that management believes are reasonable under the circumstances.

The pro forma information is not necessarily indicative of the results that would have been reported had such event actually occurred on the date specified, nor is it intended to project Sino Shipping's results of operations or financial position for any future period or date. The information set forth should be read in conjunction with Sino Shipping's audited financial statements for the year ended April 30, 2007, included in the Company's Form 10-KSB Annual Report, and Form 10-QSB for the quarter ended January 31, 2008, and the financial statements of Yongchen and Hengzhou included elsewhere in this Form 8-K.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 has been presented with consolidated subsidiaries at December 31, 2007. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2007 has been presented as if the acquisition had occurred January 1, 2007.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2007

                                              YONGCHEN       HENGZHOU
                            SINO SHIPPING   INTERNATIONAL  INTERNATIONAL                            PRO FORMA
                               HOLDINGS       SHIPPING       SHIPPING                 PRO FORMA    CONSOLIDATED
                                 INC.          LIMITED        LIMITED      NOTE      ADJUSTMENTS       TOTAL
                                  $               $              $                        $              $

ASSETS

CURRENT ASSETS
Cash and cash equivalents         48,484        115,129          1,282                       --        164,895
Accounts receivable                   --        410,980         90,000                       --        500,980
Prepayments                           --      2,365,545             --                       --      2,365,545
                              ----------     ----------     ----------               ----------     ----------

TOTAL CURRENT ASSETS              48,484      2,891,654         91,282                       --      3,031,420
Vessels                               --      5,527,274     11,488,461                       --     17,015,735
                              ----------     ----------     ----------               ----------     ----------

TOTAL ASSETS                      48,484      8,418,928     11,579,743                       --     20,047,155
                              ==========     ==========     ==========               ==========     ==========


                 See accompanying notes to financial statements.

                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2007

                                                               YONGCHEN      HENGZHOU
                                                                INTER-        INTER-
                                              SINO SHIPPING    NATIONAL      NATIONAL                                  PRO FORMA
                                                 HOLDINGS      SHIPPING      SHIPPING                   PRO FORMA    CONSOLIDATED
                                                   INC.         LIMITED       LIMITED       NOTE       ADJUSTMENTS       TOTAL
                                                    $              $              $                        $              $
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accrued expenses and other payables                  1,950         21,826        17,709                          --         41,485
Current portion of long term bank loan                  --        396,000            --                          --        396,000
                                               -----------    -----------   -----------                 -----------    -----------

TOTAL CURRENT LIABILITIES                            1,950        417,826        17,709                          --        437,485
Long term bank loan                                     --        309,000            --                          --        309,000
                                               -----------    -----------   -----------                 -----------    -----------

TOTAL LIABILITIES                                    1,950        726,826        17,709                          --        746,485
                                               -----------    -----------   -----------                 -----------    -----------
STOCKHOLDERS' EQUITY
Preferred stock - $0.0001 par value,
10,000,000 shares authorized,
no shares issued and outstanding
Common stock - $0.0001 par value,
100,000,000 shares authorized,
24,633,202 shares issued and outstanding                11      2,921,282    11,501,282       a,d       (14,420,112)         2,463
Additional paid-in capital                       5,095,964             --            --     a,b,c,d       9,370,671     14,466,635
(Accumulated deficit) Retained earnings         (4,451,999)     4,770,820        60,752        c          4,451,999      4,831,572
Deficit accumulated during development stage      (597,442)            --            --        c            597,442             --
                                               -----------    -----------   -----------                 -----------    -----------

Total stockholders' equity                          46,534      7,692,102    11,562,034                          --     19,300,670
                                               -----------    -----------   -----------                 -----------    -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                48,484      8,418,928    11,579,743                          --     20,047,155
                                               ===========    ===========   ===========                 ===========    ===========


                See accompanying notes to financial statements.

                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                               YONGCHEN      HENGZHOU
                                                                INTER-        INTER-
                                              SINO SHIPPING    NATIONAL      NATIONAL                                  PRO FORMA
                                                 HOLDINGS      SHIPPING      SHIPPING                   PRO FORMA    CONSOLIDATED
                                                   INC.         LIMITED       LIMITED       NOTE       ADJUSTMENTS       TOTAL
                                                    $              $              $                        $              $
Revenue                                                --      5,313,723         90,000                                5,403,723

Operating expenses:
Ship operating                                         --      2,024,686         17,709                        --      2,042,395
Depreciation                                           --        440,130         11,539                        --        451,669
General and administrative                         82,008         49,239             --                        --        131,247
                                              -----------    -----------    -----------               -----------    -----------

                                                   82,008      2,514,055         29,248                        --      2,625,311
                                              -----------    -----------    -----------               -----------    -----------

Operating earnings (losses)                       (82,008)     2,799,668         60,752                        --      2,778,412

Other income (expenses):
Interest and dividend income                        1,118             --             --                        --          1,118
Interest expenses                                      --        (74,829)            --                        --        (74,829)
Bank charges                                           --           (961)            --                        --           (961)
                                              -----------    -----------    -----------               -----------    -----------

                                                    1,118        (75,790)            --                        --        (74,672)
                                              -----------    -----------    -----------               -----------    -----------

Net earnings (losses)                             (80,890)     2,723,878         60,752                        --      2,703,740
                                              ===========    ===========    ===========               ===========    ===========

Income (loss) per share -basic and dilutive       (0.7545)        0.4151         0.0020                                   0.1098
                                              ===========    ===========    ===========                              ===========
Weighted average shares
    outstanding - basic and dilutive              107,208      6,562,000     29,991,918       e       (12,027,924)    24,633,202
                                              ===========    ===========    ===========               ===========    ===========


                See accompanying notes to financial statements.

                  SINO SHIPPING HOLDINGS INC. AND SUBSIDIARIES
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

A. Acquisition of Yongchen International Shipping Limited ("Yongchen") and Hengzhou International Shipping Limited ("Hengzou").

     The net assets of Sino Shipping Holdings Inc. (formerly Dalkeith Investments, Inc.) ("Sino Shipping") acquired are as follows:

                                                            $
                Cash and cash equivalents                  48,484
                Accrued expenses                           (1,950)
                                                       ----------

                                                           46,534
                                                       ==========

B.   Pro Forma Adjustments

     The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2007 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2007, to reflect the proposed combination of Sino Shipping, Yongchen and Hengzhou.

     a. To record the issuance of 24,525,994 shares of common stock of Sino Shipping to acquire 100% of the issued and outstanding stock of Yongchen and Hengzhou.

     b. To eliminate the paid-in capital of Sino Shipping against paid-in capital.

     c. To eliminate the accumulated deficit and deficit accumulated during development stage of Sino Shipping against paid-in capital.

     d. To eliminate the issued and outstanding stocks of Yongchen and Hengzhou to paid-in capital.

     e.   To adjust the weighted average number of shares of Sino Shipping.

C.   Pro-forma Income (Loss) Per Share

     Pro-forma income (loss) per share has been calculated using the number of outstanding shares of Sino Shipping immediately after the consummation of the acquisition.

D. The financial statements of Sino Shipping for the year ended January 31, 2008 were applied to prepare the unaudited pro forma condensed consolidated financial statements for the year ended December 31, 2007.